                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 21, 2003


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                        1-13461                76-0506313
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)


                                 (713) 647-5700
               (Registrant's telephone number including area code)

ITEM 9.  REGULATION FD DISCLOSURE

         On May 21, 2003, Group 1 Automotive, Inc., a Delaware corporation, announced that at its annual stockholders meeting held today, two directors were re-elected to serve another three year term. The text of the press release is set forth below:


NEWS RELEASE                         GROUP 1 AUTOMOTIVE INC

                                     950 Echo Lane, Suite 100, Houston, TX 77024

AT GROUP 1:                Chairman, President and CEO        B.B. Hollingsworth, Jr.       (713) 647-5700
                           EVP, CFO and Treasurer             Scott L. Thompson             (713) 647-5700
                           Manager, Investor Relations        Kim Paper                     (713) 647-5700

AT Fleishman-Hillard:      Investors/Media                    Russell A. Johnson            (713) 513-9515


FOR IMMEDIATE RELEASE
TUESDAY, MAY 21, 2003


             GROUP 1 AUTOMOTIVE STOCKHOLDERS RE-ELECT BOARD MEMBERS

               HOLLINGSWORTH AND HOWARD TO SERVE ADDITIONAL TERMS


HOUSTON, MAY 21, 2003--GROUP 1 AUTOMOTIVE, INC. (NYSE: GPI), a Fortune 500 specialty retailer, today announced that stockholders have re-elected two directors for three-year terms and confirmed that one chose not to stand for re-election bringing the board to seven members, including four outside directors. The election was held at the Company's annual stockholders' meeting today.

B.B. Hollingsworth, Jr., 60, Group 1's chairman, president and chief executive officer, has served in this capacity since March 1997. Prior to joining Group 1, Mr. Hollingsworth spent 19 years in various positions with Service Corporation International ("SCI"), which he helped establish as the leading funeral service company in North America. He served as president and director of SCI from 1975 until his retirement in 1986.

Robert E. Howard II, 56, has served as a director since April 1997. Mr. Howard also served as platform president of the Bob Howard Auto Group from November 1997 through November 2002. Mr. Howard has more than 32 years of experience in the automotive retailing industry.

Bennett E. Bidwell, 75, retired chairman of Chrysler Motors Corporation, who was elected to the board in 1997, decided not to stand for re-election. "Mr. Bidwell's wise counsel and clear vision will be missed," stated Hollingsworth. "His experience and demonstrated capabilities contributed significantly to our success in creating the future in automotive retailing."

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ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns 73 automotive dealerships comprised of 114 franchises, 29 different brands, and 25 collision service centers located in California, Colorado, Florida, Georgia, Louisiana, Massachusetts, New Mexico, Oklahoma and Texas. Through its dealerships and Internet sites, the Company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.


     GROUP 1 AUTOMOTIVE CAN BE REACHED ON THE INTERNET AT WWW.GROUP1AUTO.COM

                                       ###


         In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             Group 1 Automotive, Inc.



           May 21, 2003                      By:    /s/ Scott L. Thompson
------------------------------------            ------------------------------
               Date                             Scott L. Thompson, Executive
                                                Vice President, Chief Financial
                                                Officer and Treasurer